UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 5, 2017

                    PATRIOT TRANSPORTATION HOLDING, INC.
           (Exact name of registrant as specified in its charter)

	       FLORIDA		 001-36605	    47-2482414
	   ----------------	-----------	-------------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction 	File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              October 5, 2017


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

	In connection with Mr. Milton's change in capacity (see Item 5.02 below) from Executive Vice President, Chief Financial Officer to Executive Vice President, General Counsel with Patriot Transportation Holding, Inc. (the "Company") to focus more of his time on his duties at FRP Holdings, Inc. ("FRP"), the Company and FRP have amended the Transition Services Agreement, by and between the Company and FRP dated January 30, 2015, to reflect that FRP will pay Patriot for 75% of the associated costs of Mr. Milton while he remains an employee of the Company.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
	    ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

	Effective October 1, 2017, John D. Milton, Jr. has been named Executive Vice President, General Counsel of the Company.

	Effective October 1, 2017, the board of directors of the Company appointed Matthew C. McNulty as the Vice President and Chief Financial Officer of the Company. Prior to his appointment as Vice President and Chief Financial Officer, Mr. McNulty, 43, was serving as the Vice President of
Administration of the Company. Mr. McNulty started employment with Florida Rock Industries, Inc. ("Industries") in October, 2003 and served as the Director of Corporate Development at the time that Industries sold to Vulcan Materials in 2007 (the "Sale"). Mr. McNulty started his employment with the Company following the Sale and served as Director of Southern Real Estate and Director of Corporate Development for the Company prior to being named Vice President of Administration. Mr. McNulty was licensed as a Florida Certified Public Accountant in 1997 (currently inactive) and received a J.D. from the University of Florida in 2000.

	In connection with Mr. McNulty's appointment as Vice President and Chief Financial Officer, Mr. McNulty has been awarded a base salary of $210,000. Additionally, Mr. McNulty is eligible to receive cash incentive compensation of up to 70% of his base salary under the Company's MIC Plan, 9,420 stock options under the Equity Incentive Plan and certain Health and Welfare Benefits. Descriptions of the Company's MIC Plan, Equity Incentive Plan and Health and Welfare Benefits are available in the Company's Definitive Proxy Statement on Schedule 14A (File No. 001-36605 filed on December 15,
2016), which is hereby incorporated by reference.

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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  October 5, 2017	        By:  /s/ John D. Milton, Jr.
      				--------------------------------------------
				John D. Milton, Jr.
				Executive Vice President and General Counsel


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